Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantica, Inc. (the “Registrant”) on Form 10-Q for the quarter ending  March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Alan D. Gordon, Chief Executive Officer and President, and Shelley Goff, Secretary and CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	May15, 2008	By:	/s/Alan D. Gordon
Alan D. Gordon, President, Chief Executive Officer and Director

Date:	May 15, 2008	By:	/s/Shelley Goff
Shelley Goff, Secretary and CFO